UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): 09/10/2015

Neah Power Systems, Inc.

(Exact Name of Registrant as Specified in Charter)

Nevada	000-49962	88-0418806
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

22118 20th Avenue SE, Suite 142 Bothell, Washington	98021
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (425) 424-3324

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Information About Forward-Looking Statements

This Current Report on Form 8-K of contains forward-looking statements. The words or phrases "would be," "will allow," "intends to," "will likely result," "are expected to," "will continue," "is anticipated," "estimate," "project," or similar expressions are intended to identify "forward-looking statements." Neah Power Systems, Inc.’s financial and operational results reflected herein should not be construed by any means as representative of the current or future value of its common stock. All information set forth in this Current Report on Form 8-K, except historical and factual information, represents forward-looking statements. This includes all statements about the Company’s plans, beliefs, estimates and expectations. These statements are based on current estimates and projections, which involve certain risks and uncertainties that could cause actual results to differ materially from those in the forward-looking statements. These risks and uncertainties include issues related to: rapidly changing technology and evolving standards in the industries in which the Company and its subsidiaries operate; the ability to obtain sufficient funding to continue operations, maintain adequate cash flow, profitably exploit new business, license and sign new agreements; the unpredictable nature of consumer preferences; and other factors set forth in the Company's most recently filed annual report and registration statement. Readers are cautioned not to place undue reliance on these forward-looking statements, which reflect management's analysis only as of the date hereof. The Company undertakes no obligation to publicly revise these forward-looking statements to reflect events or circumstances that arise after the date hereof. Readers should carefully review the risks and uncertainties described in other documents that the Company files from time to time with the U.S. Securities and Exchange Commission (the “SEC”).

Item 1.01  Entry into a Material Definitive Agreement

Item 3.02  Unregistered Sales of Equity Securities

Item 8.01  Other Events

Due to limited financial resources, the Board of Directors and Management was offered the ability to convert their accrued wages or accrued fees for services rendered into warrants for a period of 180 days beginning August 26, 2015 with the number of warrants and their strike price to be determined as follows: The board member or management outstanding accrued fees/wages multiplied by two (2) and divided by the Strike Price which would be the trailing average 10-day closing bid.  It was also determined that in order to entice continued accrual of fees earned, that the expiring warrants in connection with a previous conversion of accrued fees would be re-issued to the existing board members with the strike price determined as above; the trailing average 10-day closing bid.  Pursuant to this clause, the following warrants shall be re-issued at a strike price of $0.0031: Jeffrey B. Sakaguchi, Chairman of the Board, will be issued 28,707,742 shares,  Jon Garfield, Board Member, will be issued 54,213,548 shares, Gerald C D’Couto, CEO and Board Member, will be issued 187,341,935.  The form of warrant is incorporated herewith as exhibit 99.1

Item 9.01 Financial Statements and Exhibits

(a) Not applicable.

(b) Not applicable.

(c) Not applicable.

(d) Exhibits.

Exhibit No.	Description
99.1	Form of Warrant to be issued to Board of Directors or Management upon conversion of fees or wages

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Neah Power Systems, Inc.

By:	/s/ David Schmidt
David Schmidt
Acting Principal Financial Officer

Date: September 10, 2015